Significant Accounting Polices	3 Months Ended
Mar. 31, 2013
Significant Accounting Polices

Note 2. Significant Accounting Polices

Revenue Recognition. Opexa recognizes revenue in accordance with FASB ASC 605, Revenue Recognition. ASC 605 requires that four basic criteria must be met before revenue can be recognized: (1) persuasive evidence of an arrangement exists; (2) delivery has occurred or services rendered; (3) consideration is fixed or determinable; and (4) collectability is reasonably assured.

On February 4, 2013, Opexa entered into an Option and License Agreement (the “Merck Agreement”) with Ares Trading SA (“Merck”), a wholly owned subsidiary of Merck Serono S.A. Pursuant to the terms, Merck has an option to acquire an exclusive, worldwide (excluding Japan) license of the Company’s Tcelna™ program for the treatment of multiple sclerosis (“MS”). Tcelna is currently in a Phase IIb clinical trial in patients with Secondary Progressive MS (“SPMS”). The option may be exercised by Merck prior to or upon the Company’s completion of the Phase IIb Trial.

Opexa received an upfront payment of $5 million for granting the option. If the option is exercised, Merck would pay the Company an upfront license fee of $25 million unless Merck is unable to advance directly into a Phase III clinical trial of Tcelna for SPMS without a further Phase II clinical trial (as determined by Merck), in which event the upfront license fee would be $15 million. After exercising the option, Merck would be solely responsible for funding development, regulatory and commercialization activities for Tcelna in MS, although the Company would retain an option to co-fund certain development in exchange for increased royalty rates. The Company would also retain rights to Tcelna in Japan, certain rights with respect to the manufacture of Tcelna, and rights outside of MS.

Opexa evaluated the Merck Agreement and determined that the $5 million upfront payment from Merck has “stand-alone value”. Opexa’s continuing performance obligations, in connection with the $5 million payment, include the execution and completion of the Phase IIb clinical trial in SPMS using commercially reasonable efforts at the Company’s own costs. As a “stand-alone value” term in the Merck Agreement, the $5 million upfront payment is determined to be a single unit of accounting, and is recognized as revenue on a straight-line basis over the exclusive option period based on the expected completion term of the Phase IIb clinical trial in SPMS. Opexa includes the unrecognized portion of the $5 million as deferred revenue on the consolidated balance sheets.

Cash and Cash Equivalents. Opexa considers all highly liquid investments with an original maturity of three months or less, when purchased, to be cash equivalents. Investments with maturities in excess of three months but less than one year are classified as short-term investments and are stated at fair market value.

Opexa primarily maintains cash balances on deposit in accounts at a U.S.-based financial institution. The aggregate cash balance on deposit in these accounts is insured by the Federal Deposit Insurance Corporation up to $250,000. Opexa’s cash balances on deposit in these accounts may, at times, exceed the federally insured limits. Opexa has not experienced any losses in such accounts.

At March 31, 2013, Opexa invested approximately $7.7 million in a savings account. For the three months ended March 31, 2013, the savings account recognized an average market yield of 0.25%. Interest income of $1,874 was recognized for the three months ended March 31, 2013 in the consolidated statements of expenses.